Exhibit (h)(5)(ix)

AMENDMENT NO. 8

TO SECURITIES LENDING AGREEMENT

This amendment (“Amendment”) to the Securities Lending Agreement, dated April 11, 2016, as amended from time to time (“Agreement”), between JPMorgan Chase Bank, National Association (“J.P. Morgan”) and each Equitable investment company identified in Annex A to the Agreement (“Lender”) is effective as of November 29, 2023.

W I T N E S S E T H:

WHEREAS, J.P. Morgan and Lender entered into the Agreement pursuant to which J.P. Morgan agreed to provide certain services to Lender as more fully described therein;

WHEREAS, J.P. Morgan and Lender desire to update Schedule 2 to the Agreement; and

WHEREAS, J.P. Morgan and Lender desire to amend Section 2.3(a) of the Agreement;

NOW THEREFORE, in consideration of the mutual agreements herein contained, J.P. Morgan and Lender hereby agree as follows:

1.	Definitions. Terms defined in the Agreement shall, save to the extent that the context otherwise requires, bear the same respective meanings in this Amendment.

2.	Amendments.

1.	Section 2.3(a) of the Agreement is hereby amended in its entirety to read as follows:

“(a) Securities may be lent to any Borrower listed in Schedule 2 to this Agreement, in J.P. Morgan’s sole discretion. Schedule 2 to this Agreement may be amended from time to time to add or delete Borrowers with written notice by J.P. Morgan, provided, however, that the addition of any Borrower must be approved in writing by Lender. In addition, Lender may at any time provide Instructions to J.P. Morgan to delete a Borrower from Schedule 2 to this Agreement, or to restrict a Borrower with respect to a specific Lender or Lenders. Promptly following receipt of those Instructions J.P. Morgan will cease making Loans to that Borrower in accordance with such Instruction and will promptly take the steps set forth in Section 2.2(d) of this Agreement. J.P. Morgan shall have the right to decline to make any Loans to any Borrower and to discontinue lending to any Borrower in its sole discretion and without notice to Lender.”

2.	Annex A to the Agreement is hereby amended to reflect the addition of EQ/Core Plus Bond Portfolio.

3.	Schedule 2 to the Agreement is hereby deleted in its entirety and replaced with Schedule 2 attached hereto.

4.	Schedule 4 to the Agreement is hereby deleted in its entirety and replaced with Schedule 4 attached hereto.

5.	Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect.

3.

Representations. Each party represents to the other party that all representations contained in the Agreement are true and accurate as of the date of this Amendment, and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment.

4.

Entire Agreement. This Amendment and the Agreement and any documents referred to in each of them, constitutes the whole agreement between the parties relating to their subject matter and supersedes and extinguishes any other drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter. If any of the provisions of this Amendment are inconsistent with or in conflict with any of the provisions of the Agreement then, to the extent of any such inconsistency or conflict, the provisions of this Amendment shall prevail as among the parties.

5.

Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute one agreement. Each party may enter into this Amendment by executing a counterpart and this Amendment shall not take effect until it has been executed by both parties.

6.	Law and Jurisdiction. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the conflict of laws principles thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first noted above.

EQ Advisors Trust 1290 Funds On behalf of each of their series listed on Annex A		JPMorgan Chase Bank, N.A.

By:	/s/ Brian Walsh	By:	/s/ George Rennick
Name:	Brian Walsh	Name:	George Rennick
Title:	Chief Financial Officer	Title:	Managing Director
Date:	11/29/23	Date:	November 30, 2023

Securities Lending Agreement

ANNEX A

EQ Advisors Trust
1290 VT Micro Cap Portfolio	EQ/International Core Managed Volatility Portfolio
1290 VT CONVERTIBLE SECURITIES PORTFOLIO	EQ/International Equity Index Portfolio
Equitable Conservative Growth MF/ETF Portfolio	EQ/International Managed Volatility Portfolio
1290 VT DoubleLine Opportunistic Bond Portfolio	EQ/International Value Managed Volatility Portfolio
1290 VT Equity Income Portfolio	EQ/INVESCO COMSTOCK PORTFOLIO
1290 VT GAMCO Mergers & Acquisitions Portfolio	EQ/Invesco Global Portfolio
1290 VT GAMCO Small Company Value Portfolio	EQ/Invesco Global Real Assets Portfolio
1290 VT High Yield Bond Portfolio	EQ/Invesco Moderate Allocation Portfolio
1290 VT Multi-Alternative Strategies Portfolio	EQ/Invesco Moderate Growth Allocation Portfolio
1290 VT Natural Resources Portfolio	EQ/Janus Enterprise Portfolio
1290 VT Real Estate Portfolio	EQ/Large Cap Core Managed Volatility Portfolio
1290 VT Small Cap Value Portfolio	EQ/Large Cap Growth Index Portfolio
1290 VT SmartBeta Equity ESG Portfolio	EQ/Large Cap Growth Managed Volatility Portfolio
1290 VT Socially Responsible Portfolio	EQ/Large Cap Value Index Portfolio
ATM International Managed Volatility Portfolio	EQ/Large Cap Value Managed Volatility Portfolio
ATM Large Cap Managed Volatility Portfolio	EQ/Lazard Emerging Markets Equity Portfolio
ATM Mid Cap Managed Volatility Portfolio	EQ/Long Term-Bond Portfolio
ATM Small Cap Managed Volatility Portfolio	EQ/Loomis Sayles Growth Portfolio
EQ/ 2000 Managed Volatility Portfolio	EQ/MFS International Growth Portfolio
EQ/ 400 managed Volatility Portfolio	EQ/MFS International Intrinsic Value Portfolio
EQ/1290 VT Moderate Growth Allocation Portfolio	EQ/MFS Mid Cap Focused Growth Portfolio
EQ/500 managed Volatility Portfolio	EQ/MFS Technology Portfolio
EQ/AB Dynamic Aggressive Growth	EQ/MFS Utilities Series Portfolio
EQ/AB Dynamic Growth Portfolio	EQ/Mid Cap Index Portfolio
EQ/AB Dynamic Moderate Growth Portfolio	EQ/Mid Cap Value Managed Volatility Portfolio
EQ/AB Short Duration Government Bond Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio
EQ/AB Small Cap Growth Portfolio	EQ/PIMCO Global Real Return Portfolio
EQ/AB Sustainable U.S. Thematic Portfolio	EQ/PIMCO Real Return Portfolio
EQ/All asset Growth Allocation Portfolio	EQ/PIMCO Total Return ESG Portfolio
EQ/American Century Mid Cap Value Portfolio	EQ/PIMCO Ultra Short Bond Portfolio
EQ/American Century Moderate Growth Allocation Portfolio	EQ/Quality Bond PLUS Portfolio
EQ/Capital Group Research Portfolio	EQ/Small Company Index Portfolio
EQ/Clearbridge Large Cap Growth ESG Portfolio	EQ/T. Rowe Price Health Sciences Portfolio
EQ/Clearbridge Select Equity Managed Volatility Portfolio	EQ/Value Equity Portfolio
EQ/Common Stock Index Portfolio	EQ/Wellington Energy Portfolio
EQ/Core Bond Index Portfolio	Equitable Growth MF/ETF Portfolio
EQ/Emerging Markets Equity Plus Portfolio	Equitable Moderate Growth MF/ETF Portfolio
EQ/Equity 500 Index Portfolio	EQ/Franklin Rising Dividends Portfolio
EQ/Fidelity Institutional AM Large Cap Portfolio	Multimanager Aggressive Equity Portfolio
EQ/Franklin Moderate Allocation Portfolio	Multimanager Core Bond Portfolio
EQ/Franklin Small Cap Value Managed Volatility Portfolio	Multimanager Technology Portfolio
EQ/Global Equity Managed Volatility Portfolio	EQ/Intermediate Corporate Bond Portfolio
EQ/Goldman Sachs Growth Allocation Portfolio	EQ/Core Plus Bond Portfolio
EQ/Goldman Sachs Mid Cap Value Portfolio
EQ/Goldman Sachs Moderate Growth Allocation
EQ/Intermediate Government Bond Portfolio

1290 Funds Trust
1290 GAMCO Small/Mid Cap Value Fund
1290 High Yield Bond Fund
1290 Diversified Bond Fund
1290 Smart Beta Equity Fund
1290 Loomis Sayles Multi-Asset Income Fund
1290 Multi-Alternative Strategies Fund
1290 Retirement 2020 Fund
1290 Retirement 2025 Fund
1290 Retirement 2030 Fund
1290 Retirement 2035 Fund
1290 Retirement 2040 Fund
1290 Retirement 2045 Fund
1290 Retirement 2050 Fund
1290 Retirement 2055 Fund
1290 Avantis U.S. Large Cap Growth Fund
1290 Essex Small Cap Growth Fund

Securities Lending Agreement

EACH OF THE EIM FUND LENDERS LISTED ON ANNEX A HERETO

SCHEDULE 2

JPMorgan Chase Bank, N.A.

Securities Lending Approved Borrowers

Borrower Name	Domicile	Lender Approves Select *
Altegris/AACA Opportunistic Real Estate Fund	US	☐
Australia and New Zealand Banking Group Limited	Australia	☐
Banco Santander, S.A.	Spain	☐
Bank of Montreal - London Branch	UK	☐
Bank of Montreal - Chicago and NY Branch	US	☐
Barclays Bank PLC	UK	☒
Barclays Capital Securities Limited	UK	☒
Barclays Capital, Inc.	US	☒
BMO Capital Markets Corp.	US	☒
BMO Capital Markets Limited	UK	☒
BMO Nesbitt Burns Inc.	Canada	☐
BNP Paribas Arbitrage SNC	France	☒
BNP Paribas Prime Brokerage International Limited	Ireland	☒
BNP Paribas S.A.	France	☒
BNP Paribas Securities Corp.	US	☒
BofA Securities, Inc.	US	☒
BofA Securities Europe SA	France	☐
Canadian Imperial Bank of Commerce (London Branch)	UK	☐
Cantor Fitzgerald & Co	US	☒
CF Secured, LLC	US	☒
CIBC World Markets Corp.	US	☒
CIBC World Markets Inc.	Canada	☒
CIBC NY Branch	Canada	☒
Citadel Clearing LLC	US	☒
Citadel Securities LLC	US	☒
Citigroup Global Markets Australia PTY Limited	Australia	☐
Citigroup Global Markets Inc.	US	☒
Citigroup Global Markets Europe AG	Germany	☐
Citigroup Global Markets Limited	UK	☒
CITIGROUP GLOBAL MARKETS JAPAN INC.	JAPAN	☐
Commerzbank AG	Germany	☐
Commonwealth Bank of Australia	Australia	☐
COWEN AND COMPANY LLC	US	☒
Credit Suisse International	UK	☐
Credit Suisse AG, Dublin Branch	Ireland	☐
Credit Suisse AG, New York Branch	US	☐
Credit Suisse AG, Singapore Branch	Singapore	☐
Credit Suisse Equities (Australia) Limited	Australia	☐
Credit Suisse Securities (Europe) Limited	UK	☒

Borrower Name	Domicile	Lender Approves Select *
Credit Suisse Securities (USA) LLC	US	☒
CSI Capital Management Ltd.	VIRGIN ISLANDS (BRITISH)	☐
Danske Bank A/S	Denmark	☐
Deutsche Bank AG London Branch	UK	☒
Deutsche Bank Securities Incorporated	US	☒
First Horizon Bank	US	☐
Goldman Sachs & Co. LLC	US	☒
Goldman Sachs International	UK	☒
GUGGENHEIM SECURITIES, LLC	US	☐
HEALTHCARE OF ONTARIO PENSION PLAN TRUST FUND	Canada	☐
HRT Financial LP	US	☐
HSBC Bank PLC	UK	☒
HSBC Securities (USA), Inc.	US	☒
Hong Kong & Shanghai Bank Corporation Ltd.	Hong Kong	☐
Industrial & Commercial Bank of China Financial Services LLC	US	☒
ING Bank N.V.	Netherlands	☒
ING Bank NV London Branch	UK	☒
ING Financial Markets LLC	US	☒
Interactive Brokers LLC	US	☐
J.P. Morgan Securities Australia Limited**	Australia	☐
JPMorgan Markets Limited **	UK	☐
J.P. Morgan Securities LLC **	US	☒
J.P. Morgan Securities PLC **	UK	☒
Janney Montgomery Scott LLC	US	☒
Jefferies International Limited	UK	☐
Jefferies LLC	US	☒
LLoyds Bank Corporate Markets Plc	UK	☐
Lloyds Bank PLC	UK	☐
Macquarie Bank Limited	Australia	☐
Macquarie Bank Limited (London Branch)	UK	☒
Macquarie Capital (USA) Inc.	US	☒
Merrill Lynch Equities (Australia) Limited	Australia	☐
Merrill Lynch International	UK	☒
Mirae Asset Securities (USA) Inc.	US	☒
Mizuho Securities USA LLC	US	☒
Mizuho Securities Co., Ltd.	Japan	☐
Morgan Stanley & Co. International PLC	UK	☒
Morgan Stanley & Co., LLC	US	☒
Morgan Stanley Australia Securities Limited	Australia	☐
Morgan Stanley Europe SE	Germany	☐
MUFG Securities Americas Inc.	US	☐
MUFG Securities EMEA PLC	UK	☐
National Australia Bank Limited	Australia	☐
National Bank of Canada	Canada	☐
National Bank Financial Inc.	Canada	☒

Borrower Name	Domicile	Lender Approves Select *
National Financial Services LLC	US	☒
NatWest Markets Plc	UK	☒
NatWest Markets Securities Inc.	US	☒
Natixis SA	France	☐
NBC Global Finance Limited	Ireland	☒
Nomura International PLC	UK	☒
Nomura Securities International, Inc.	US	☒
Pershing LLC	US	☒
RBC Capital Markets LLC	US	☒
RBC Dominion Securities Inc.	Canada	☐
RBC Europe Limited	UK	☐
RBC Toronto Transit	Canada	☐
Royal Bank of Canada - Sydney Branch	Australia	☐
Royal Bank of Canada - NY Branch	US	☐
Royal Bank of Canada London Branch	UK	☐
Santander UK plc	UK	☐
Santander US Capital Markets LLC	US	☐
Scotia Capital (USA) Inc.	US	☒
SG Americas Securities, LLC	US	☒
Skandinaviska Enskilda Banken AB (publ)	Sweden	☒
Societe Generale - New York Branch	US	☒
Societe Generale London Branch	UK	☒
Societe Generale Paris Branch	France	☒
Standard Chartered Bank	UK	☐
State Street Bank and Trust Company	US	☒
Svenska Handelsbanken AB (publ)	Sweden	☐
TD Prime Services LLC	US	☒
TD Securities (USA) LLC	US	☒
TD Securities Inc.	Canada	☐
The Bank of Nova Scotia	UK	☒
The Bank of Nova Scotia - NY & Houston Branch	US	☒
UBS AG Australia Branch	Australia	☐
UBS AG London Branch	UK	☒
UBS Europe SE	Germany	☒
UBS Securities Australia Ltd	Australia	☐
UBS Securities LLC	US	☒
Virtu Americas LLC	US	☒
Wells Fargo Bank, National Association	US	☒
Wells Fargo Clearing Services, LLC	US	☒
Wells Fargo Securities, LLC	US	☒
Wedbush Securities Inc.	US	☐
Zurcher Kantonalbank	Switzerland	☐

If Lender is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Lender hereby represents that none of the Borrowers on the above listed schedule is an (A) “affiliated person” of the Lender as defined in Section 2(a)(3) of the 1940 Act, (B) a “promoter” of the Lender as defined in Section 2(a)(30) of the 1940 Act, (C) the “principal underwriter” of the Lender as defined in Section 2(a)(29) of the 1940 Act or (D) an affiliated person of any such person.

*	Lender confirms that none of the approved borrowers is an affiliate of Lender.
**

Affiliate of J.P. Morgan: This Borrower is not approved for ERISA Lenders unless specifically authorized in this Agreement, an amendment to this Agreement or separate letter pursuant to Prohibited Transaction Exemption 2009-11 or Prohibited Transaction Exemption 1999-34 from the U.S. Department of Labor. Note that all non-US borrowers in this Schedule satisfy the foreign borrower conditions established under Prohibited Transaction Exemption 2006-16 from the U.S. Department of Labor.

Lending clients active for the Brazil market acknowledge that, in accordance with the terms and conditions relating to securities activities established by B3 S.A., Securities subject to a Loan are delivered to B3 S.A., as the central counterparty, who further makes the Securities available to borrowing counterparties in accordance with Loans negotiated for the J.P. Morgan securities lending program.

The following Borrowers are active in the Brazil market for J.P. Morgan’s securities lending program:

B3 S.A. - Banco Bradesco S.A.
B3 S.A. - Citigroup Global Markets Limited
B3 S.A. - Credit Suisse Securities (Europe) Limited
B3 S.A. - Deutsche Bank Securities Incorporated
B3 S.A. - Goldman Sachs International
B3 S.A. - J.P. Morgan Whitefriars Inc.
B3 S.A. - Merrill Lynch International
B3 S.A. - Morgan Stanley & Co., LLC
B3 S.A. - The Bank of Nova Scotia
B3 S.A. - UBS AG London Branch
B3 S.A. - INTL FCStone DTVM Ltda
B3 S.A. - XP INVESTIMENTOS CORRETORA DE CAMBIO

Last updated: October 2023

Securities Lending Agreement

EACH OF THE AXA FUND LENDERS

LISTED ON ANNEX A HERETO

SCHEDULE 4

JPMorgan Chase Bank, N.A.

Securities Lending – Limitations on Securities Available for Loan, Lending Accounts and Markets

Limitations on Securities Available for Loan

The following limitations shall apply to J.P. Morgan’s authority to lend Securities held in the Lending Accounts:

1. At the time of any Loan, the aggregate Market Value of Lender’s Securities on Loan after taking such Loan into account shall not exceed 30% of the aggregate Market Value of Lender’s total assets, including collateral for Loans.

2. No more than 90% of any Security held by Lender may be on loan at the time the Loan is initiated.

3. At the initiation of any Loan, the maximum rebate rate must be Overnight Bank Funding Rate (OBFR) minus 25 basis points on Loans collateralized with cash; on Loans collateralized with securities, the Lender will charge Borrowers a minimum 25 basis point fee.

Lending Accounts

Lending Account Name	Lending Account Numbers
1290 VT Micro Cap Portfolio - Lord Abbett		G	24412
1290 VT Micro Cap Portfolio - Blackrock		G	24413
1290 VT CONVERTIBLE SECURITIES PORTFOLIO - SSGA		P	75009
Equitable Conservative Growth MF/ETF Portfolio	EIV69	G	30204
1290 VT DoubleLine Opportunistic Bond Portfolio	AHL95	P	24225
1290 VT Equity Income Portfolio	38944	G	09834
1290 VT GAMCO Mergers & Acquisitions Portfolio	35949	G	09840
1290 VT GAMCO Small Company Value Portfolio	43362	G	09841
1290 VT High Yield Bond Portfolio - Post	AEX34	G	24420
1290 VT High Yield Bond Portfolio - AXA Investment Managers		G	30168
1290 VT High Yield Bond Portfolio - FMG LCC		G	23689
1290 VT Multi-Alternative Strategies Portfolio - FMG		P	43360
1290 VT Natural Resources Portfolio - AB	30497	G	30170
1290 VT Real Estate Portfolio -AllianceBernstein	ABD65	G	30165
1290 VT Small Cap Value Portfolio - Horizon	AEX33	G	24419
1290 VT Small Cap Value Portfolio - Blackrock		G	24417

1290 VT SmartBeta Equity ESG Portfolio	ADF89	P	75008
1290 VT Socially Responsible Portfolio - Blackrock	38438	G	08437
ATM International Managed Volatility Portfolio - AllianceBernstein	57784	P	04048
ATM International Managed Volatility Portfolio - Blackrock	57785	P	03730
ATM Large Cap Managed Volatility Portfolio - AllianceBernstein		P	04039
ATM Large Cap Managed Volatility Portfolio - Blackrock		P	03721
ATM Mid Cap Managed Volatility Portfolio - AllianceBernstein		P	04045
ATM Mid Cap Managed Volatility Portfolio - Blackrock		P	03727
ATM Small Cap Managed Volatility Portfolio - AllianceBernstein		P	04042
ATM Small Cap Managed Volatility Portfolio - Blackrock		P	03724
EQ/2000 Managed Volatility Portfolio - AllianceBernstein		P	04041
EQ/400 managed Volatility Portfolio - Blackrock		P	03726
EQ/1290 VT Moderate Growth Allocation Portfolio	EQP54	P	93554
EQ/2000 Managed Volatility Portfolio - Blackrock		P	03723
EQ/400 managed Volatility Portfolio - AllianceBernstein		P	04044
EQ/500 managed Volatility Portfolio - AllianceBernstein		P	04038
EQ/500 managed Volatility Portfolio - Blackrock		P	03720
EQ/AB Dynamic Aggressive Growth	EKY83	P	43358
EQ/AB Dynamic Growth Portfolio	AHL94	P	24224
EQ/AB Dynamic Moderate Growth Portfolio	86997	P	13896
EQ/AB Short Duration Government Bond Portfolio	ABV48	G	23857
EQ/AB Small Cap Growth Portfolio - Passive		G	80447
EQ/AB Small Cap Growth Portfolio - Active		G	80446
EQ/AB Sustainable U.S. Thematic Portfolio		G	43883
EQ/All Asset Growth AllocationPortfolio		G	80448
EQ/American Century Mid Cap Value Portfolio	EMR57	P	45410
EQ/American Century Moderate Growth Allocation Portfolio	EQP55	P	93555
EQ/Capital Group Research Portfolio	15733	G	08239
EQ/Clearbridge Large Cap Growth ESG Portfolio		G	08048
EQ/Clearbridge Select Equity Managed Volatility Portfolio	41986	G	11251
EQ/Clearbridge Select Equity Managed Volatility Portfolio - Blackrock	53048	P	03296
EQ/Common Stock Index Portfolio - AllianceBernstein	29812	G	09751
EQ/Core Bond Index Portfolio - SSgA	12234	G	07195
EQ/Emerging Markets Equity Plus Portfolio - Alliance Bernstein Passive	30500	G	30162
EQ/Emerging Markets Equity Plus Portfolio - AXA FMG		G	30161
EQ/Emerging Markets Equity Plus Portfolio - Earnest Partners LLC	30495	G	30163
EQ/Equity 500 Index Portfolio - AllianceBernstein	5016	G	05924
EQ/Fidelity Institutional AM Large Cap Portfolio	EMR58	P	45411
EQ/Franklin Moderate Allocation Portfolio		P	59483
EQ/Franklin Samll Cap Value Managed Volatility Portfolio - Blackrock	53039	P	03287
EQ/Franklin Samll Cap Value Managed Volatility Portfolio - Franklin	41985	G	11250
EQ/Global Equity Managed Volatility - Blackrock Portfolio - MSCI EAFE	53044	P	03292
EQ/Global Equity Managed Volatility Portfolio - Blackrock S&P 500		P	03377
EQ/Global Equity Managed Volatility Portfolio - Morgan Stanley	9919	G	06988
EQ/ Global Equity Managed Volatility Portfolio - Invesco	ACA07	G	23895
EQ/Goldman Sachs Growth Allocation Portfolio	EQP58	P	93558
EQ/Goldman Sachs Mid Cap Value Portfolio	EMR61	P	45414
EQ/Goldman Sachs Moderate Growth Allocation	AHM44	P	24447

EQ/Intermediate Government Bond Portfolio - SSgA	4276	G 05334
EQ/International Core Managed Volatility - Earnest	AFE41	G 24443
EQ/International Core Managed Volatility Portfolio - Blackrock	44730	G 11564
EQ/International Core Managed Volatility Portfolio - FMG LLC ETF		G 11550
EQ/International Core Managed Volatility Portfolio - MFS	ACA05	G 23893
EQ/International Core Managed Volatility Portfolio - Federated Investors Inc	46927	G 11549
EQ/International Equity Index Portfolio - AllianceBernstein	29813	G 09752
EQ/International Managed Volatility - AllianceBernstein	57782	P 04047
EQ/International Managed Volatility Portfolio - Blackrock	57783	P 03729
EQ/International Value Managed Volatility - Blackrock	9914	G 06983
EQ/International Value Managed Volatility Portfolio - Harris	87030	P 14003
EQ/INVESCO COMSTOCK PORTFOLIO	40317	G 10329
EQ/Invesco Global Portfolio	41988	G 11253
EQ/Invesco Global Real Assets Portfolio	EMR62	P 45415
EQ/Invesco Moderate Allocation Portfolio	AHM45	P 24448
EQ/Invesco Moderate Growth Allocation Portfolio	EQP59	P 93559
EQ/Janus Enterprise Portfolio - Janus	43593	G 10330
EQ/Large Cap Core Managed Volatility Portfolio - Capital Guardian	AWZ88	G 23905
EQ/Large Cap Core Managed Volatility Portfolio - FMG LLC ETF		G 11556
EQ/Large Cap Core Managed Volatility Portfolio - GQG Partners LLC	AFE39	G 24441
EQ/Large Cap Core Managed Volatility Portfolio - Vaughn Nelson		G 11555
EQ/Large Cap Core Managed Volatility POrtfolio - Blackrock	44753	G 11567
EQ/Large Cap Growth Index Portfolio - AllianceBernstein	15731	G 08237
EQ/Large Cap Growth Managed Volatility - Blackrock	44732	G 11566
EQ/ Large Cap Growth Managed Volatility Portfolio - FMG LLC ETF		G 11554
EQ/Large Cap Growth Managed Volatility Portfolio - Loomis	44715	G 11553
EQ/Large Cap Growth Managed Volatility Portfolio - Polen Capital	EEZ18	G 23904
EQ/Large Cap Growth Managed Volatility - HS Investment Partners	EEW68	P 88939
EQ/Large Cap Value Index Portfolio - AB	38463	G 10983
EQ/Large Cap Value Managed Volatility Portfolio - AllianceBernstein Active		G 07193
EQ/Large Cap Value Managed Volatility Portfolio - AllianceBernsten ATM	52661	G 00040
EQ/Large Cap Value Managed Volatility Portfolio - Aristotle Cap Mangment LLC		G 23902
EQ/Large Cap Value Managed Volatility Portfolio - FMG		G 23903
EQ/ Large Cap Value Managed Volatility - MFS	AFE40	G 24442
EQ/Lazard Emerging Markets Equity Portfolio	EMR36	P 45402
EQ/Long-Term Bond Portfolio - AllianceBernstein	EYM67	G 38787
EQ/Loomis Sayles Growth Portfolio		G 10224
EQ/MFS International Growth Portfolio	34361	G 10232
EQ/MFS International Intrinsic Value Portfolio	EMR37	P 45403
EQ/MFS Mid Cap Focused Growth Portfolio	EMR34	P 45400
EQ/MFS Technology Portfolio	EMR38	P 45404
EQ/MFS Utilities Series Portfolio	EMR39	P 45405
EQ/Mid Cap Index Portfolio - AB	21620	G 08812
EQ/Mid Cap Value Managed Volatility - Blackrock	44731	G 11565
EQ/Mid Cap Value Managed Volatility Portfolio - FMG LLC ETF		G 11552
EQ/Mid Cap Value Managed Volatility Portfolio - Wellington	44713	G 11551
EQ/Mid Cap Value Managed Volatility Portfolio - Diamond Hill	ACA08	G 23896
EQ/Morgan Stanley Small Cap Growth Portoflio	AEX32	G 24418

EQ/Morgan Stanley Small Cap Growth Portfolio-Blackrock		G 24414
EQ/PIMCO Global Real Return Portfolio	ABD23	G 30167
EQ/PIMCO Real Return Portfolio	EMR40	P 45406
EQ/PIMCO Total Return ESG Portfolio	EMR41	P 45407
EQ/PIMCO Ultra Short Bond Portfolio	34376	G 10230
EQ/Quality Bond PLUS - PIMCO	ACA11	G 23899
EQ/Quality Bond Plus Portfolio - Alliance Bernstein Passive		G 30226
EQ/Quality Bond PLUS Portfolio - AllianceBernstein	5320	G 05827
EQ/Small Company Index Portfolio - AllianceBernstein	57999	G 07196
EQ/T. Rowe Price Health Sciences Portfolio	EMR42	P 45408
EQ/Value Equity Portfolio	9922	G 06991
EQ/Wellington Energy Portfolio	EMR33	P 45399
Equitable Growth MF/ETF Portfolio		G 43882
Equitable Moderate Growth MF/ETF Portfolio		G 43881
EQ/Franklin Rising Dividends Portfolio	EMR59	P 45412
Multimanager Aggressive Equity Portfolio - AllianceBernstein - ATM	52766	P 02708
Multimanager Aggressive Equity Portfolio - ClearBridge	20345	G 08666
Multimanager Aggressive Equity Portfolio - Scotia Institutional Asset Management US LTD	25407	G 09295
Multimanager Aggressive Equity Portfolio - T. Rowe Price	25387	G 09275
Multimanager Aggressive Equity Portfolio - Westfield	25395	G 09283
Multimanager Core Bond Portfolio - BlackRock	25393	G 09281
Multimanager Core Bond Portfolio - PIMCO	25404	G 09292
Multimanager Core Bond Portfolio - SSgA	52767	P 02709
Multimanager Core Bond Portfolio - Doubleline	AHH64	P 22045
Multimanger Technology Portfolio - FMG		P 03700
Multimanager Technology Portfolio - Allianz	25396	G 09284
Multimanager Technology Portfolio - AB	52778	P 02720
Multimanager Technology Portfolio - Wellington	25390	G 09278
Multimanger Technology Portfolio - FMG		P 03700
EQ/Intermediate Corporate Bond Portfolio		G 49012
EQ/Core Plus Bond Portfolio - Brandywine	EUR35	G 27122
EQ/Core Plus Bond Portfolio - AXA Investment Mgmt	EUR36	G 27117
EQ/Core Plus Bond Portfolio - Loomis Sayles	EUR37	G 27123

1290 Funds:
1290 Diversified Bond Fund - Brandywine	ENH81	P 78337
1290 Loomis Sayles Multi - Asset Income Fund		P 60811
1290 GAMCO Small/Mid Cap Value Fund	AGM33	P 91799
1290 High Yield Bond Fund		P 91800
1290 Multi-AlternativeStrategies Fund - FMG LLC		P 33351
1290 Retirement 2020 Fund		P 67954
1290 Retirement 2025 Fund		P 67955
1290 Retirement 2030 Fund		P 67956
1290 Retirement 2035 Fund		P 67957
1290 Retirement 2040 Fund		P 67958
1290 Retirement 2045 Fund		P 67959
1290 Retirement 2050 Fund		P 67960
1290 Retirement 2055 Fund		P 67961
1290 Avantis U.S. Large Cap Growth Fund		P 67962
1290 Smartbeta Equity Fund	AGM34	P 67961
1290 Essex Small Cap Growth Fund		G 45330

Eligible Markets

J.P. Morgan may lend Securities in the following markets:

Number	Lending Markets	Lender Approves (Check All That Apply)	Additional Market Requirements

1	Australia	X	Yes – refer to Addendum (I) below

2	Austria	X

3	Belgium	X

4	Brazil		Yes – An additional agreement is required. Please contact your Sales Specialist or Relationship Manager for additional information.

5	Canada	X

6	Czech Republic	X

7	Denmark	X

8	Euroclear	X

9	Finland	X

10	France	X	Yes – refer to Addendum (II) below

11	Germany	X

12	Greece	X	Yes – refer to Addendum (III) below

13	Hong Kong	X

14	Hungary	X	Yes – refer to Addendum (III) below

15	Ireland	X

16	Israel	X

17	Italy	X

18	Japan	X	Yes – refer to Addendum (III) below

19	Malaysia		Yes - An additional agreement is required. Please contact your Sales Specialist or Relationship Manager for additional information.

20	Mexico	X	Yes – refer to Addendum (III) below

21	Netherlands	X

22	New Zealand	X

23	Norway	X

24	Poland	X	Yes – refer to Addendum (IV) below

25	Portugal	X

26	Singapore	X	Yes – refer to Addendum (III) below

27	South Africa	X

28	South Korea		Yes – An additional agreement is required. Please contact your Sales Specialist or Relationship Manager for additional information.

29	Spain	X

30	Sweden	X

31	Switzerland	X

32	Taiwan		Yes - An additional agreement is required. Please contact your Sales Specialist or Relationship Manager for additional information.

33	Thailand	X	Yes – refer to Addendum (V) below

34	Turkey	X	Yes – refer to Addendum (VI) below

35	United Kingdom	X

36	United States	X

Lender acknowledges that this Schedule 4 to the Securities Lending Agreement dated April 11, 2016 is effective as of the date specified below and that the relevant Addenda within this Schedule shall apply.

Each Lender severally and not jointly:

EQ ADVISORS TRUST 1290 FUNDS on behalf of each of their series listed on Annex A

By:	/s/ Brian Walsh
	Name:	Brian Walsh
	Title:	Chief Financial Officer
	Date:	11/29/23

Market Terms Schedule

I.	Australia

Lender acknowledges and accepts that:

a)

with regards to any Institutional Share Offering (“ISO”) offered by an Australian issuer to Lender, Lender shall be solely responsible for informing J.P. Morgan that Lender has (a) been invited to participate in such ISO and (b) intends to, or otherwise, exercise any rights in relation to Securities on Loan;

b)	due to the nature of an ISO, J.P. Morgan will be unaware of such ISO arising and will therefore rely solely on Lender’s notification provided in (a) above;

c)	subject to Clause 4 hereof (Instructions), Lender must provide election Instructions to J.P. Morgan:

i.	prior to market expiry where the timing of the ISO announcement makes it reasonably practicable to permit election Instructions to be given prior to such market expiry; and

ii.	in all other cases, prior to the applicable Cut-Off Time.

Such election Instructions must specify whether Lender wishes to (i) take up the ISO; (ii) lapse the ISO; or (iii) lapse and take up any available cashbook build. Upon receipt, J.P. Morgan shall use reasonable endeavours to forward such election Instructions to Borrower;

d)	J.P. Morgan shall not be liable to Lender in the event that:

iii.	Lender does not provide to J.P. Morgan any election Instructions; or

iv.

Lender fails to provide J.P. Morgan with timely election Instructions with respect to such an ISO, and J.P. Morgan in its sole discretion does not take any action in relation to such election Instructions; or

v.	election Instructions were received by Borrower after market expiry of the ISO and Borrower is unable to accept such election Instructions.

II.	France

Lender acknowledges and accepts that when lending Securities issued by French issuers (“French Securities”), any additional tax credits (including, but not limited to, Credit d’Impot) that may be due to the holder of such French Securities had they not been on Loan over record date, will not form part of the manufactured Income (as defined in the applicable MSLA) that is collected from a Borrower on behalf of the Lender.

III.	Greece, Hungary, Japan, Mexico, Singapore

To the extent that Lender has approved in this Schedule that the following jurisdictions are eligible markets, Lender represents and warrants that it does not have a “permanent establishment” in:

a)	Greece

b)	Hungary

c)	Japan

d)	Mexico

e)	Singapore

IV.	Poland

Lender acknowledges and agrees that the following restrictions shall apply in respect of equity securities issued by Polish companies (“Polish Securities”):

a)

the Journal of laws of Poland 2015, No.1272, which became effective in October 2015 (the “Act”) introduced pre-approval requirements from the Polish Government prior to any acquisition of significant shareholdings in certain Protected Companies (as defined by the Act and subject to change from time to time). In order to manage the transaction pre-approval requirements for the Lender, J.P. Morgan will be limiting the securities lending program to actively lend only those Polish Securities where the Lender’s aggregate holding is less than 5%;

b)

as the list of Protected Companies impacted by the Act is subject to on-going change, this arrangement will be applied to all Polish Securities held through J.P. Morgan that have been made eligible for lending in the program by the Lender. As Lender’s Lending Agent, J.P. Morgan are unable to determine the Lender’s total aggregate size of holding in such Polish Securities, therefore Lender will be responsible for notifying J.P. Morgan where Lender is either holding, or proposing to acquire a total holding of 5% or greater of voting capital in Polish Securities. Lenders are required to provide such notification to J.P. Morgan no later than trade date of the acquisition transaction resulting in a 5% or above holding; and

c)

a failure to comply with the notification requirement could result in securities lending transactions being undertaken by J.P. Morgan without Lender seeking the requisite pre-approval potentially resulting in penalties being levied against the Lender by the Polish Government for which the Lender is solely responsible.

V.	Thailand

When lending Securities issued by Thai issuers (“Thai Securities”) Lender acknowledges and consents that the amount of all cash Distributions (as defined in Clause 2.7(a) above) payable to Lender with regard to Thai Securities on Loan may be credited to Lender’s cash account in Dollars on the payable date of such cash Distributions. The amount of the cash Distributions will be converted into Dollars using the foreign exchange rate agreed with the Borrower and based on the reference rate provided by J.P. Morgan’s local subcustodian.

Lenders opting for the “Calc & Pay” service offered by J.P.Morgan in its capacity as global custodian for the treatment of capital gains tax in Thailand (such service being, the “Calc & Pay Service”), should be aware that the applicable sub-custodian in Thailand has informed J.P.Morgan (in its capacity as global custodian) that it will ignore loan and return transactions generated by the agency lending discretionary program for the purposes of any calculation required for the Calc & Pay Service.

VI.	Turkey

Lender represents and warrants that all:

a)	Turkish equities in the Lending Account were purchased after 1st January, 2006 and are not subject to the “Non Resident Investment Fund” regime; and

b)	Turkish bonds in the Lending Account were issued after 1st January, 2006,

and can be made available for lending under Applicable Law.

Lender acknowledges that it will promptly identify to J.P. Morgan by notice, which notice may be oral, if the above representation and warranty ceases to be true. Upon such notice, J.P. Morgan shall restrict the lending of the relevant Turkish Securities to Borrowers. In the event Lender fails to promptly notify J.P. Morgan that the above representation and warranty ceases to be true, J.P. Morgan shall not be liable for any Liabilities of Lender arising as a result of continued lending of such Turkish Securities.